UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 23, 2019

TEXAS ROADHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50972	20-1083890
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6040 Dutchmans Lane, Louisville, KY	40205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (502) 426-9984

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TXRH	Nasdaq Global Select Market

ITEM 5.07.           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 23, 2019, the Company held its Annual Meeting of Shareholders. The matters voted on by shareholders and the voting results are as follows:

A.            Election of directors.

The nominees for the Company’s Board of Directors were elected as follows:

Name	For	Withheld	Abstain	Broker Non-Votes
Gregory N. Moore	53,261,648	6,572,359	—	7,164,152
W. Kent Taylor	59,258,854	575,153	—	7,164,152
Curtis A. Warfield	59,513,593	320,414	—	7,164,152
Kathleen M. Widmer	53,833,006	6,001,001	—	7,164,152
James R. Zarley	52,297,554	7,536,453	—	7,164,152

B. Ratification of the audit committee’s selection of KPMG LLP as the Company’s independent auditors for the fiscal year 2019.

The selection of KPMG LLP was ratified as follows:

For	Against	Abstain	Broker Non-Votes
65,845,197	1,100,376	52,586	—

C. Advisory Vote on Executive Compensation.

The compensation of the named executive officers was approved, on an advisory basis, as follows:

For	Against	Abstain	Broker Non-Votes
48,803,922	10,787,962	242,123	7,164,152

ITEM 8.01.  OTHER EVENTS

On May 24, 2019, the Company announced its second quarter 2019 cash dividend. The public announcement was made by means of a news release, the text of which is set forth at Exhibit 99.1 hereto.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)         EXHIBITS

99.1              Press Release issued by the company on May 24, 2019.

The information in this Current Report on Form 8-K at Item 2.02 and the Exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

INDEX TO EXHIBITS

Exhibit No.

99.1	Press Release issued by the Company on May 24, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS ROADHOUSE, INC.

Date: May 24, 2019	By:	/s/ Tonya R. Robinson
Tonya R. Robinson
Chief Financial Officer